Exhibit 99.1

Segment Realignment
Effective for the quarter ending March 31, 2020, Fiserv, Inc. (the "Company") is realigning its reportable segments to correspond with changes to its operating model and to reflect its new management structure and organizational responsibilities (the "Segment Realignment") following the acquisition of First Data Corporation ("First Data"). As a result of the Segment Realignment, the Company's three new reportable segments are: Merchant Acceptance ("Acceptance"), Financial Technology ("Fintech"), and Payments and Networks ("Payments").

Supplemental Financial Information
The Company is providing the updated combined adjusted segment financial information set forth in the attached schedules to enhance its shareholders' ability to evaluate the Company's historical operating performance on a combined basis with First Data under the Segment Realignment. The purpose of the attached schedules is to recalculate certain non-GAAP financial performance measures of the Company's historical financial performance on a combined company basis with First Data under the Segment Realignment for each of the quarters in 2018 and 2019 as well as the full year 2018 and 2019. The schedules have been prepared by making certain adjustments to the sum of historical First Data financial information determined in accordance with generally accepted accounting principles ("GAAP") and historical Fiserv financial information determined in accordance with GAAP. The adjustments are discussed in the notes to the schedules. The schedules include the historical adjusted financial results by segment and historical internal revenue growth rate by segment.

The combined adjusted segment financial information in the attached schedules is presented in accordance with the assumptions set forth below, includes various estimates, and is not necessarily indicative of the operating results of the combined companies in the future. The combined adjusted financial information prior to the First Data acquisition date does not reflect any cost savings or other synergies anticipated as a result of the acquisition, nor does it reflect the impact of any purchase accounting adjustments from the acquisition as those impacts are excluded in the preparation of the combined adjusted financial information. The combined adjusted financial information is not pro forma information prepared in accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission, and the preparation of information in accordance with Article 11 would result in a significantly different presentation.

Use of Non-GAAP Financial Measures
The Company is supplementing its and First Data's historical reporting of information determined in accordance with GAAP, such as revenue, operating income, and operating margin with "combined revenue," "adjusted revenue," "combined operating income," "adjusted operating income," "adjusted operating margin," "internal revenue" and "internal revenue growth." Management believes that providing combined historical segment financial information, making adjustments for certain non-cash or other items and excluding certain pass-through revenue and expenses with respect to such combined information should enhance shareholders' ability to evaluate the combined company's performance under the Segment Realignment, including providing a reasonable basis of comparison with its results for post-acquisition periods and providing additional insights into the factors and trends affecting the combined company's business. Therefore, the Company excludes these items from its and First Data's historical combined revenue and combined operating income to calculate these non-GAAP measures on a segment basis. The corresponding reconciliations of these adjusted financial measures to the most comparable GAAP measures are included in the attached schedules.

Examples of non-cash or other items may include, but are not limited to, non-cash deferred revenue adjustments arising from acquisitions; non-cash intangible asset amortization expense associated with acquisitions; non-cash impairment charges; severance and restructuring costs; net charges associated with debt financing activities including foreign currency transaction gains or losses, early debt extinguishment and bridge financing costs; merger and integration costs; gains or losses from the sale of businesses; and certain discrete tax benefits and expenses. The Company excludes these items to more clearly focus on the factors management believes are pertinent to the Company's operations, and management uses this information to make operating decisions, including the allocation of resources to the Company's various businesses.

The Company adjusts its non-GAAP results to exclude amortization of acquisition-related intangible assets as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible asset amortization supplements

GAAP information with a measure that can be used to assess the comparability of operating performance. Although the Company excludes amortization from acquisition-related intangible assets from its non-GAAP expenses, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Management believes internal revenue growth is useful because it presents combined adjusted revenue growth including deferred revenue purchase accounting adjustments and excluding the impact of foreign currency fluctuations, acquisitions, dispositions and the Company's Output Solutions postage reimbursements. Management believes this supplemental information enhances shareholders' ability to evaluate and understand the Company's core business performance.

These non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be considered in addition to, and not as a substitute for, revenue, operating income and operating margin, or any other amount determined in accordance with GAAP.

Fiserv, Inc.
Non-GAAP Financial Results by Segment
(In millions, unaudited)

	2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Total Company
Revenue	$1,502	$1,512	$3,128	$4,045	$10,187
First Data revenue [1]	2,316	2,485	808	—	5,609
Combined revenue	3,818	3,997	3,936	4,045	15,796
Combined adjustments:
Intercompany eliminations [2]	(2)	(2)	—	—	(4)
Output Solutions postage reimbursements [3]	(250)	(243)	(237)	(248)	(978)
Deferred revenue purchase accounting adjustments	—	—	6	12	18
Merchant Services adjustment [4]	(93)	(109)	(88)	(97)	(387)
Adjusted revenue	$3,473	$3,643	$3,617	$3,712	$14,445

Operating income	$373	$384	$374	$478	$1,609
First Data operating income [1]	424	565	99	—	1,088
Combined operating income	797	949	473	478	2,697
Combined adjustments:
Merger and integration costs	64	38	217	148	467
Severance and restructuring costs	21	17	37	75	150
Amortization of acquisition-related intangible assets	145	144	400	533	1,222
Merchant Services adjustment [4]	(55)	(66)	(48)	(61)	(230)
(Gain) loss on sale of businesses	(9)	2	—	(5)	(12)
Adjusted operating income	$963	$1,084	$1,079	$1,168	$4,294

Operating margin	24.8%	25.4%	12.0%	11.8%	15.8%
Adjusted operating margin	27.7%	29.7%	29.8%	31.4%	29.7%

Acceptance
Revenue	$—	$—	$1,012	$1,559	$2,571
First Data revenue [1]	1,427	1,576	511	—	3,514
Combined revenue	1,427	1,576	1,523	1,559	6,085
Combined adjustments:
Deferred revenue purchase accounting adjustments	—	—	2	2	4
Merchant Services adjustment [4]	(93)	(109)	(88)	(97)	(387)
Adjusted revenue	$1,334	$1,467	$1,437	$1,464	$5,702

Operating income	$—	$—	$296	$468	$764
First Data operating income [1]	396	486	144	—	1,026
Combined operating income	396	486	440	468	1,790
Combined adjustments:
Merger and integration costs	—	—	2	2	4
Merchant Services adjustment [4]	(55)	(66)	(48)	(61)	(230)
Adjusted operating income	$341	$420	$394	$409	$1,564

Operating margin	n/m	n/m	29.2%	30.1%	29.7%
Adjusted operating margin	25.6%	28.6%	27.4%	27.9%	27.4%

Fiserv, Inc.
Non-GAAP Financial Results by Segment (cont.)
(In millions, unaudited)

	2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Fintech (5)
Revenue	$725	$731	$735	$751	$2,942

Operating income	$203	$221	$223	$238	$885

Operating margin	28.0%	30.2%	30.4%	31.6%	30.1%

Payments
Revenue	$651	$662	$1,153	$1,443	$3,909
First Data revenue [1]	716	732	240	—	1,688
Combined revenue	1,367	1,394	1,393	1,443	5,597
Combined adjustments:
Intercompany eliminations [2]	(2)	(2)	—	—	(4)
Deferred revenue purchase accounting adjustments	—	—	4	10	14
Adjusted revenue	$1,365	$1,392	$1,397	$1,453	$5,607

Operating income	$274	$288	$476	$620	$1,658
First Data operating income [1]	249	267	84	—	600
Combined operating income	523	555	560	620	2,258
Combined adjustments:
Merger and integration costs	—	—	4	10	14
Adjusted operating income	$523	$555	$564	$630	$2,272

Operating margin	42.1%	43.4%	41.3%	43.0%	42.4%
Adjusted operating margin	38.4%	39.8%	40.4%	43.4%	40.5%

Corporate and Other
Revenue	$126	$119	$228	$292	$765
First Data revenue [1]	173	177	57	—	407
Combined revenue	299	296	285	292	1,172
Combined adjustments:
Output Solutions postage reimbursements [3]	(250)	(243)	(237)	(248)	(978)
Adjusted revenue	$49	$53	$48	$44	$194

Operating loss	$(104)	$(125)	$(621)	$(848)	$(1,698)
First Data operating loss [1]	(221)	(188)	(129)	—	(538)
Combined operating loss	(325)	(313)	(750)	(848)	(2,236)
Combined adjustments:
Merger and integration costs	64	38	211	136	449
Severance and restructuring costs	21	17	37	75	150
Amortization of acquisition-related intangible assets	145	144	400	533	1,222
(Gain) loss on sale of businesses	(9)	2	—	(5)	(12)
Adjusted operating loss	$(104)	$(112)	$(102)	$(109)	$(427)

Fiserv, Inc.
Non-GAAP Financial Results by Segment (cont.)
(In millions, unaudited)

	2018
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Total Company
Revenue	$1,440	$1,420	$1,412	$1,551	$5,823
First Data revenue [1]	2,282	2,448	2,369	2,399	9,498
Combined revenue	3,722	3,868	3,781	3,950	15,321
Combined adjustments:
Intercompany eliminations [2]	(2)	(2)	(2)	(3)	(9)
Output Solutions postage reimbursements [3]	(254)	(252)	(249)	(261)	(1,016)
Deferred revenue purchase accounting adjustments	2	1	—	—	3
Merchant Services adjustment [4]	(92)	(111)	(94)	(100)	(397)
Adjusted revenue	$3,376	$3,504	$3,436	$3,586	$13,902

Operating income	$608	$358	$356	$431	$1,753
First Data operating income [1]	347	537	679	529	2,092
Combined operating income	955	895	1,035	960	3,845
Combined adjustments:
Merger and integration costs	22	12	16	5	55
Severance and restructuring costs	45	39	40	31	155
Amortization of acquisition-related intangible assets	149	149	147	149	594
Merchant Services adjustment [4]	(43)	(72)	(57)	(60)	(232)
(Gain) loss on sale of businesses	(231)	4	(202)	5	(424)
Adjusted operating income	$897	$1,027	$979	$1,090	$3,993

Operating margin	42.2%	25.2%	25.2%	27.8%	30.1%
Adjusted operating margin	26.6%	29.3%	28.5%	30.4%	28.7%

Acceptance
First Data revenue [1]	$1,355	$1,495	$1,419	$1,465	$5,734
Combined adjustments:
Merchant Services adjustment [4]	(92)	(111)	(94)	(100)	(397)
Adjusted revenue	$1,263	$1,384	$1,325	$1,365	$5,337

First Data operating income [1]	$345	$492	$434	$444	$1,715
Combined adjustments:
Merchant Services adjustment [4]	(43)	(72)	(57)	(60)	(232)
Adjusted operating income	$302	$420	$377	$384	$1,483

First Data operating margin	25.5%	32.9%	30.6%	30.3%	29.9%
Adjusted operating margin	23.9%	30.3%	28.5%	28.1%	27.8%

Fiserv, Inc.
Non-GAAP Financial Results by Segment (cont.)
(In millions, unaudited)

	2018
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Fintech
Revenue	$736	$717	$706	$758	$2,917
Combined adjustments:
Deferred revenue purchase accounting adjustments	2	1	—	—	3
Adjusted revenue	$738	$718	$706	$758	$2,920

Operating income	$204	$211	$199	$237	$851
Combined adjustments:
Merger and integration costs	1	1	—	—	2
Adjusted operating income	$205	$212	$199	$237	$853

Operating margin	27.6%	29.5%	28.1%	31.3%	29.2%
Adjusted operating margin	27.7%	29.6%	28.1%	31.3%	29.2%

Payments
Revenue	$582	$581	$587	$658	$2,408
First Data revenue [1]	755	773	771	757	3,056
Combined revenue	1,337	1,354	1,358	1,415	5,464
Combined adjustments:
Intercompany eliminations [2]	(2)	(2)	(2)	(3)	(9)
Adjusted revenue	$1,335	$1,352	$1,356	$1,412	$5,455

Operating income	$262	$257	$260	$302	$1,081
First Data operating income [1]	244	265	261	283	1,053
Combined operating income	$506	$522	$521	$585	$2,134

Operating margin	45.1%	44.2%	44.3%	45.8%	44.9%
Adjusted operating margin	37.8%	38.6%	38.4%	41.4%	39.1%

Corporate and Other
Revenue	$122	$122	$119	$135	$498
First Data revenue [1]	172	180	179	177	708
Combined revenue	294	302	298	312	1,206
Combined adjustments:
Output Solutions postage reimbursements [3]	(254)	(252)	(249)	(261)	(1,016)
Adjusted revenue	$40	$50	$49	$51	$190

Operating (loss) income	$142	$(110)	$(103)	$(108)	$(179)
First Data operating loss [1]	(242)	(220)	(16)	(198)	(676)
Combined operating loss	(100)	(330)	(119)	(306)	(855)
Combined adjustments:
Merger and integration costs	21	11	16	5	53
Severance and restructuring costs	45	39	40	31	155
Amortization of acquisition-related intangible assets	149	149	147	149	594
(Gain) loss on sale of businesses	(231)	4	(202)	5	(424)
Adjusted operating loss	$(116)	$(127)	$(118)	$(116)	$(477)
See page 1 of Exhibit 99.1 for disclosures related to the use of non-GAAP financial measures.
Operating margin percentages are calculated using actual, unrounded amounts.

[1]
Represents the financial results of First Data prior to the date of acquisition. For the year ended December 31, 2018, this includes the results of First Data from January 1, 2018 through December 31, 2018. For the year ended December 31, 2019, this includes the results of First Data from January 1, 2019 through July 28, 2019.

[2]	Represents the elimination of intercompany revenue and expense between First Data and the Company.

[3]	Adjustment reflects the conformity of historical amounts to be consistent with the combined company's Output Solutions postage reimbursements.

[4]
Represents an adjustment primarily related to the Company's joint venture with Bank of America. The Company and Bank of America jointly announced the dissolution of the Banc of America Merchant Services joint venture ("BAMS"), to be effective June 2020. The Company owns 51% of BAMS and BAMS' financial results are 100% consolidated into the Company's financial statements for GAAP reporting purposes. Upon dissolution of the joint venture, the Company is entitled to receive a 51% share of the joint venture's value via an agreed upon contractual process. In addition, Bank of America has the right to require the Company to continue providing merchant processing and related services to the joint venture clients allocated to Bank of America in the dissolution of the joint venture through June 2023 at current pricing. The Company anticipates an ongoing relationship with Bank of America to provide processing and other support services to other Bank of America merchant clients following the joint venture's dissolution. The non-GAAP adjustment reduces adjusted revenue and adjusted operating income by Bank of America's share of ownership, net of processing and support services revenue. This results in adjusted revenue and adjusted operating income which represents the Company's share of the joint venture that is expected to be retained by the Company upon dissolution.

[5]	For all periods presented in the Fintech segment during 2019, there were no adjustments to GAAP measures presented and thus the adjusted measures are equal to the GAAP measures presented.

Fiserv, Inc.
Internal Revenue Growth by Segment
(In millions, unaudited)

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Total Company
Adjusted revenue	$3,473	$3,376	$3,643	$3,504	$3,617	$3,436	$3,712	$3,586	$14,445	$13,902
Currency impact [1]	77	—	73	—	43	—	38	—	231	—
Acquisition adjustments	(48)	—	(54)	—	(49)	—	(27)	—	(178)	—
Divestiture adjustments	(9)	(102)	(9)	(58)	(10)	(48)	(53)	(75)	(81)	(283)
Internal revenue	$3,493	$3,274	$3,653	$3,446	$3,601	$3,388	$3,670	$3,511	$14,417	$13,619

2019 Internal revenue growth [2]	7%		6%		6%		5%		6%

Acceptance
Adjusted revenue	$1,334	$1,263	$1,467	$1,384	$1,437	$1,325	$1,464	$1,365	$5,702	$5,337
Currency impact [1]	58	—	54	—	30	—	30	—	172	—
Acquisition adjustments	(2)	—	(9)	—	(9)	—	(11)	—	(31)	—
Divestiture adjustments	—	(2)	—	(2)	—	(2)	—	(8)	—	(14)
Internal revenue	$1,390	$1,261	$1,512	$1,382	$1,458	$1,323	$1,483	$1,357	$5,843	$5,323

2019 Internal revenue growth [2]	10%		9%		10%		9%		10%

Fintech
Adjusted revenue	$725	$738	$731	$718	$735	$706	$751	$758	$2,942	$2,920
Currency impact [1]	3	—	2	—	2	—	—	—	7	—
Divestiture adjustments	(3)	(54)	(3)	(3)	(3)	(3)	(11)	(15)	(20)	(75)
Internal revenue	$725	$684	$730	$715	$734	$703	$740	$743	$2,929	$2,845

2019 Internal revenue growth [2]	6%		2%		4%		—%		3%

Payments
Adjusted revenue	$1,365	$1,335	$1,392	$1,352	$1,397	$1,356	$1,453	$1,412	$5,607	$5,455
Currency impact [1]	16	—	17	—	11	—	8	—	52	—
Acquisition adjustments	(46)	—	(45)	—	(40)	—	(16)	—	(147)	—
Divestiture adjustments	—	(46)	—	(46)	—	(37)	—	(3)	—	(132)
Internal revenue	$1,335	$1,289	$1,364	$1,306	$1,368	$1,319	$1,445	$1,409	$5,512	$5,323

2019 Internal revenue growth [2]	4%		4%		4%		3%		4%

Corporate and Other
Adjusted revenue	$49	$40	$53	$50	$48	$49	$44	$51	$194	$190
Divestiture adjustments	(6)	—	(6)	(7)	(7)	(6)	(42)	(49)	(61)	(62)
Internal revenue	$43	$40	$47	$43	$41	$43	$2	$2	$133	$128

See page 1 of Exhibit 99.1 for disclosures related to the use of non-GAAP financial measures.
Internal revenue growth is calculated using actual, unrounded amounts.

[1]
Currency impact is measured as the increase or decrease in adjusted revenue for the current period by applying prior period foreign currency exchange rates to present a constant currency comparison to prior periods.

[2]
Internal revenue growth is measured as the increase in adjusted revenue (see pages 3-7 of Exhibit 99.1) for the current period excluding the impact of foreign currency fluctuations and revenue attributable to acquisitions (except for revenue attributable to First Data which is presented on a combined company basis) and dispositions, divided by adjusted revenue from the prior period excluding revenue attributable to dispositions. Revenue attributable to dispositions includes transition services revenue.